Exhibit 10.1

FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of October 20, 2024, is made by and entered into by and among Nuclear Engineering Holdings LLC, a Delaware limited liability company (“Parent”), Gamma Nuclear Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of Parent (“Merger Sub”), and GSE Systems, Inc., a Delaware corporation (the “Company”). Parent, Merger Sub, and the Company are referred to herein each individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties previously entered into that certain Agreement and Plan of Merger, dated as of August 8, 2024 (as amended, the “Merger Agreement”);

WHEREAS, the Parties desire to amend the Merger Agreement, in accordance with Section 8.1 of the Merger Agreement, to increase the Merger Consideration as hereinafter provided; and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.	Amendments. Section 2.1(b) of the Merger Agreement is hereby amended by deleting the reference to “$4.10 per Share” and replacing it with “$4.60 per Share”.

2.
Ratification and Confirmation.  Notwithstanding the provisions of Section 1 hereof, this Amendment shall not be deemed to amend, alter or in any way affect any other provisions or obligations contained in the Merger Agreement.  All such other provisions of and obligations under the Merger Agreement are hereby ratified and confirmed and shall remain in full force and effect for all purposes under the Merger Agreement.

3.	Merger Agreement. Article VIII of the Merger Agreement is hereby incorporated mutatis mutandis and hereby made a part of this Amendment.

4.
Counterparts.  This Amendment may be executed in two or more counterparts, each of which, when executed and delivered, shall be deemed an original, and all such counterparts together shall constitute one document.  Delivery of a copy of this Amendment bearing an original signature by facsimile transmission by electronic mail in “portable document format” form shall have the same effect as physical delivery of the paper document bearing the original signature.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment effective as of the date first written above.

COMPANY:

GSE SYSTEMS, INC.

By:	/s/ Emmett Pepe
Name:	Emmet Pepe
Title:	Chief Financial Officer

PARENT:

NUCLEAR ENGINEERING HOLDINGS LLC

By:	/s/ Sam Veselka
Name:	Sam Veselka
Title:	Secretary

MERGER SUB:

GAMMA NUCLEAR MERGER SUB LLC

By:	/s/ Sam Veselka
Name:	Sam Veselka
Title:	Secretary